UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 5, 2016
Date of Report (date of earliest event reported)

GIGPEAK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this report is to amend the Current Report on Form 8-K filed by GigPeak, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on April 6, 2016 (the “Original Report”), which reported the completion of the acquisition of Magnum Semiconductor, Inc. (“Magnum”) on April 5, 2016 (the “Magnum Acquisition”). This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of Magnum for the fiscal years ended as of December 31, 2014 and 2015, respectively, are included in this Form 8-K/A as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference. The Unaudited Interim Financial Statements of Magnum for the three months ended March 31, 2016 are included in this Form 8-K/A as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheets of the Company and Magnum as of March 31, 2016, and the Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Magnum for the year ended December 31, 2015 and for the three months ended March 27, 2016, all giving pro forma effect to the Magnum Acquisition, are included in this Form 8-K/A as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference.

(d)	Exhibits

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Magnum Semiconductor, Inc. as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015.

99.2	Unaudited Condensed Consolidated Interim Financial Statements of Magnum Semiconductor, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheets of the Company and Magnum Semiconductor, Inc. as of March 27, 2016 and Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Magnum Semiconductor, Inc. for the year ended December 31, 2015 and for the three months ended March 27, 2016, all giving pro forma effect to the Company’s acquisition of Magnum Semiconductor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGPEAK, INC.

	By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: May 27, 2016

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Magnum Semiconductor, Inc. as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015.

99.2	Unaudited Condensed Consolidated Interim Financial Statements of Magnum Semiconductor, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheets of the Company and Magnum Semiconductor, Inc. as of March 27, 2016 and Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Magnum Semiconductor, Inc. for the year ended December 31, 2015 and for the three months ended March 27, 2016, all giving pro forma effect to the Company’s acquisition of Magnum Semiconductor, Inc.